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                                                                  EXHIBIT 10.11

                              LABOR READY GENERAL LEASE

    Lessor and Labor Ready agree:

                               BASIC LEASE INFORMATION

    In addition to the terms which are defined elsewhere in this Lease, the following defined terms are used in this Lease:

    (a)  DATE:
                ------------------------

    (b)  TENANT:   Labor Ready, Inc.

    (c)  TENANT'S ADDRESS:   Labor Ready, Inc.
                             2156 Pacific Avenue South
                             Tacoma, Washington 98402

    (d)  LESSOR:
                  ------------------------------------------

    (e)  LESSOR'S ADDRESS:
                            --------------------------------
                            --------------------------------

    (f)  PREMISES ADDRESS:
                            --------------------------------
                            --------------------------------
                            --------------------------------

    (g)  SQUARE FOOTAGE:
                          ----------------------------------

    (h)  COUNTY, CITY:
                        ------------------------------------

    (i)  COMMENCEMENT DATE:
                             -------------------------------

    (j)  TERM:
                --------------------------------------------

    (k)  SECURITY DEPOSIT:
                            --------------------------------

    (l)  MONTHLY BASE RENT:
                             -------------------------------

    THIS LEASE is made and entered into as of the date listed above, by and between Lessor and Labor Ready, Inc., a Washington corporation, as Tenant.



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    WITNESSETH:  That the Lessor, in consideration of the covenants of said
Lease hereinafter set forth, does lease the Premises to Labor Ready under the terms and conditions set forth and grants to Labor Ready the full and quiet enjoyment of the Premises throughout the term of the Lease.

    1.   TERM.

    The term of said Lease is for the period specified above, commencing on the Commencement Date and ending on the Expiration Date. Labor Ready shall be entitled to possession of the Premises when this Lease has been signed.

    2.   MONTHLY RENTAL.

    The monthly rental on the premises shall be the Monthly Base Rent specified above, plus any excise, privilege or sales tax levied by a political subdivision.

    Rental shall commence on the Commencement Date and no rental shall be due for occupancy by Labor Ready prior to that date. The rental payment due for the first month shall be paid upon execution of this Lease. If the Commencement Date is not the first day of the month, then the rental payment for the first month shall be prorated and the prorated rental payment for the first month shall be paid upon execution of this Lease. All other payments are due on or before the first day of each calendar month during the term herein without any prior demand. Payment herein provided will be subject to a five percent (5%) late charge if made after the fifth (5th) day of any month.

    3.   SECURITY DEPOSIT.

    Labor Ready shall pay, upon the execution hereof, the Security Deposit specified above, as security for the performance of the terms and conditions of this Lease. The security shall be returned to Labor Ready at the termination of this Lease if the obligations of this Lease have been fully discharged.

    4.   USE OF PREMISES.

    The Premises described above are leased to Labor Ready for the purpose of operating an office for the placement of temporary workers and for the dispatching of temporary workers.

    5.   COMPLIANCE WITH LAWS.

    Lessor represents that as of the Commencement Date the Premises complies with all applicable laws, statutes, ordinances and governmental rules and regulations (hereinafter

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collectively "Laws").  Notwithstanding anything to the contrary contained in this Lease, Lessor shall, throughout the term of this Lease, at its own expense be responsible for any modifications, repairs, additions or improvements (collectively "Changes") which are required by any governmental authority to cause the Premises to comply with any laws relating to building safety, fire protection, disabled and handicapped persons, including access to or use of the Premises by persons with disabilities or handicaps, and all other matters relating to or affecting the condition and use of the Premises. If any such Changes are required by any Laws and Lessor, in the reasonable exercise of its judgment deems it economically infeasible to make such Changes, then Lessor may terminate this Lease without further liability by giving sixty (60) days advance written notice to Lessee.

    6.   APPROVAL BY CITY.

    This Lease is contingent upon approval, if required, by the City in which the premises is located and any other governmental authority having jurisdiction of Labor Ready's proposed use and occupancy of the Premises and the conformance of that use and occupancy with all zoning and other municipal requirements.
Such approval shall be a condition precedent to the effectiveness of this Lease. If Labor Ready occupies the Premises prior to such approval, and approval is later denied, either party may terminate the Lease and the parties shall thereupon have no further obligations to each other.

    7.   INSURANCE.

         (a) Labor Ready shall obtain and continue in force during the term of this Lease combined liability insurance providing protection of at least $1,000,000.00 single limit with no deductible covering injury or death to any person or persons. Labor Ready shall also insure or self-insure its own contents, fixtures, furniture and equipment from loss or damage by fire or other perils.

         (b) Lessor shall obtain and continue in force during the term of this Lease, a policy or policies of insurance covering loss or damage to the Premises by fire or other perils in the amount of full replacement value thereof.

         (c) Labor Ready shall maintain workers' compensation coverage as required by the laws of the state in which the premises are located or the laws of the United States.

         (d) Upon request of Lessor, Labor Ready agrees to provide Lessor with a memorandum copy of all Insurance Policies so obtained under this Lease, and additionally name Lessor as an additional assured party.

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    8.   WAIVER OF SUBROGATION.

    Labor Ready and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage that may occur to the Premises, improvements therein, or to personal property of Labor Ready within the Premises, by reason of fire, the elements or other casualty regardless of the cause or origin, including the negligence of Lessor or Labor Ready or their agents, employees, contractors and/or invitees. Labor Ready and Lessor shall give notice to their respective insurance carriers, if required, that the foregoing mutual waiver of subrogation is contained in this Lease.

    9.   REPAIRS.

         (a) Except as otherwise provided herein, Labor Ready agrees to perform all necessary maintenance work to the interior portions of the Premises. Lessor shall make all necessary repairs to the exterior walls, doors and other exterior features of the premises, including any extraordinary repairs to and replacement of the electrical, plumbing or heating and cooling facilities.

         (b) Lessor warrants that on the Commencement Date the heating, cooling, electrical and plumbing systems shall all be in good and operable condition, the premises shall be structurally sound and the roof shall be water-tight.

         (c) Except as otherwise provided, Labor Ready accepts the Premises in its present condition.

    10.  MODIFICATIONS.

    Lessor shall perform all clean-up work on the Premises and shall make minor modifications necessary for occupancy.

    11.  ALTERATIONS OR IMPROVEMENTS.

    Labor Ready may make improvements or other alterations in the interior of the leased Premises at its own expense, provided, however, that prior to commencing any such work, Labor Ready shall first obtain written consent from Lessor. Lessor shall have the right to post a notice of non-responsibility. Such improvements or alterations shall remain the property of the Lessor at the termination of this Lease, unless Lessor requests that the improvements or alterations be removed by Labor Ready, in which event the improvements or alterations shall be removed without material damage to the Premises.

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    12.  SERVICES/UTILITIES.

    Labor Ready shall pay for all water, gas, heat, light, power, sewer charges, garbage collection and all other services and utilities supplied to the Premises, together with any sales taxes thereon.

    13.  ASSIGNMENT/SUBLETTING.

    Labor Ready agrees that it will not assign or sublet in whole or part any portion of the leased Premises without the prior written consent of Lessor, which said consent will not be unreasonably withheld. Lessor may sell, transfer, or assign all or any part of its interest in the Premises without the consent of Labor Ready.

    14.  INJURY OR LOSS.

    Lessor shall not be responsible or liable for any loss, theft, or damage to property or injury to, or death of, any person on or about the leased Premises, resulting from any negligent act or omission of Labor Ready and Labor Ready agrees to indemnify, defend and hold Lessor harmless therefrom.

    15.  ENTRY OF LANDLORD.

    Lessor reserves the right to enter upon the leased Premises at reasonable times for the purpose of inspecting the Premises, and reserves the right, during the last two months of the term of the Lease, to show the Premises at reasonable times to prospective tenants, providing Labor Ready has not tendered a written intent to Lessor to renew this Lease or to negotiate a new Lease for the Premises.

    16.  RENEWAL OF LEASE.

    Lessors agree to negotiate in good faith a renewal of this Lease if requested by Labor Ready at least ninety (90) days prior to the Expiration Date. The renewal lease, if any, shall be upon such terms and at such rental as the parties may agree.

    17.  EARLY TERMINATION.

    Either party may terminate this Lease at any time by providing to the other party written notice thirty (30) days in advance of the proposed early termination date, along with payment in an amount equal to three (3) months rental. Upon such notice and payment, neither party shall have any further obligations or duties to the other party as of the early termination date.

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    18.  BREACH.

         (a) The failure of either party to fully perform under any or all of the terms and conditions of this Lease shall constitute a breach of this Lease, entitling the offended party to take any and all such action provided by law, including, but not limited to one or more of the following: (1) Retain or take possession of any property on the Premises pursuant to Lessor's Landlord Lien;
(2) Enter the Premises and remove all persons and property therefrom;
(3) Declare the Lease at an end and terminated; and (4) Sue for the full balance due under the lease, and any damages sustained by Lessor.

         (b) Written notice of any breach alleged under this Lease shall be given to the defaulting party. If the defaulting party has not cured the default at the end of five (5) days or for breaches which cannot be cured in five (5) days, has not commenced action to cure the breach and completed such action with reasonable promptness, then the other party may take any and all such action provided by law, and shall be entitled to recover all of its damages including an additional amount for attorneys' fees and costs.

    19.  SURRENDER OF PREMISES.

    Labor Ready shall, upon the expiration of the term of the Lease, or upon an earlier termination hereof, quit and surrender the Premises in good order or condition and repair, reasonable wear and tear and acts of God excepted.

    20.  INSTALLATION OF SIGNS.

    Lessor hereby gives its consent to Labor Ready to install such sign or signs as may be useful in connection with their business so long as all such signs comply with all requirements of the City in which the premises is located. Lessor agrees that Labor Ready may use all of the existing signs, posts, facilities and equipment currently located on the Premises. Labor Ready shall remove all signage at the termination of this Lease.

    21.  SAVINGS CLAUSE.

    If any term or provision of this Lease or any application thereof shall be declared or held to be invalid or unenforceable, then the remaining terms and provisions of this Lease shall not be affected thereby.

    22.  LIEN PROTECTION.

    Labor Ready agrees that at no time during the term of this Lease will it permit a lien or encumbrance arising from any act or omission on its part of any kind or nature to come into

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existence against the Premises.  If at any time a lien or encumbrance arising from an act or omission of Labor Ready is filed against the Premises, labor Ready shall promptly discharge said lien or encumbrances, and if said lien or encumbrance has not been removed within thirty (30) days from the date it is filed or recorded against the Premises, Labor Ready agrees that it will deposit with Lessor in cash or a satisfactory bond in an amount sufficient to satisfy the claim of the person or concern filing the lien or encumbrance and shall leave the same on deposit with Lessor until said lien is discharged.

    23.  NOTICES.

    Any notices or demands to be given hereunder shall be given to Lessor or to Labor Ready at the addresses set forth in Basic Lease Information or at such other address as may later be provided. A copy of any notice to Labor Ready shall also be sent to its counsel:

                   Ronald L. Junck
                   Ronald L. Junck. P.C.
                   Post Office Box 10569
                   Phoenix, Arizona  85064

    24.  CONDEMNATION.

    In the event all or any part of the Premises shall be taken by right of eminent domain, or in the event the Lessor makes a conveyance of all or any part of the Premises in lieu of taking by right of eminent domain, then this Lease shall, at the option of either party cease and terminate. In such event, Labor Ready shall not be required to make any further rental payments to the Lessor.

         (a) In the event that an award is made for the taking of such property and parcels of the Premises in condemnation proceedings, or by the right of eminent domain, or conveyance under threat of condemnation proceedings, Lessor shall be entitled to receive and retain the amounts awarded or paid for such taking or conveyance, provided, however, that Labor Ready shall be entitled to receive and retain such amounts as are specifically awarded to it in such proceedings because of the taking of its furniture, or fixtures, and its leasehold improvements which have not become a part of the realty. It is understood and agreed that any amounts specifically awarded in any such taking for the damage to the business of Labor Ready done at the Premises or awarded to it as a result of the interference with the access to the Premises or for any other damage to said business and trade done at the Premises shall be the property of Labor Ready.

         (b) It is understood and agreed that in the event of termination of this Lease as provided under this Paragraph, Labor Ready shall have no claim against Lessor for the value of

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any unexpired term of this Lease and no right or claim to any part of the award on account thereof.

    25.  DESTRUCTION OF PREMISES.

    If the Premises are materially damaged as a result of fire or other casualty, then either party may terminate this Lease as of the date the damage occurred and both parties shall be relieved from all obligations hereunder. If neither party terminates the Lease, then Lessor shall promptly repair, replace and rebuild the Premises. Labor Ready shall be responsible for replacement of its own fixtures, furnishing and equipment damaged as a result of the fire or other casualty. Until the repair work has been completed, the rental payments to be made by Labor Ready shall abate. The rental shall abate completely if the Premises are entirely unusable during the period of repair and shall abate partially in proportion to the extent to which the damage interferes with use of the Premises if the Premises are usable.

    26.  WAIVER.

    No waiver of any breach of any one of the agreements, terms, conditions or covenants of this Lease by Lessor or Labor Ready shall be deemed to imply or constitute a waiver of any other agreement, term, condition or covenant of this Lease. The failure of either party to insist on strict performance of any agreement, term, condition or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or the other thereafter to enforce any other default of such agreement, term, condition or convenant; neither shall such failure to insist upon strict performance be deemed sufficient ground to enable either party hereto to forego or subvert or otherwise disregard any other agreement term, condition or covenant of this Lease.

    27.  BROKER.

    In the event any of the parties herein utilizes a real estate agent or real estate brokerage firm in connection with this Lease, Lessor shall be responsible for the payment of any and all commissions resulting therefrom.

    28.  ESTOPPEL CERTIFICATE.

    Whenever requested to do so by either party, the other party to this Lease shall execute and deliver to the requesting entity within ten (10) days after receipt of a written request, a written statement which shall recite all of the following, if true, or which shall recite in detail, in what particular respect any of these items are not true:

         (a)  That this Lease is in full force and effect;

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         (b)  That this Lease is in good standing;

         (c) That all rent payments required to be paid by Labor Ready up to the date of the statement, have been paid;

         (d) That no advance rent payments have been made, or if any were paid, the specific period of time for which they were paid;

         (e)  That this Lease has not been amended or changed;

         (f) That the party providing the statement has no outstanding claims or demands against the other party under the terms and provisions of this Lease;

         (g) Such other information about the then status of this Lease as might be reasonably requested.

    29.  SUCCESSORS.

    All of the agreements, terms, conditions, and covenants set forth in this Lease shall inure to the benefit of and be binding upon the heirs, legal representatives, successors, executors and assigns of the parties, except that no assignment of Lease in violation of the provisions of this Lease shall vest any right in the assignee.

    30.  ENTIRE AGREEMENT.

    This Lease constitutes the entire agreement of the parties hereto. No representations, promises, terms, conditions, obligations or warranties whatsoever referring to the subject matters hereof, other than those expressly set forth herein, shall be of any binding legal force or effect whatsoever. No modification, change or alteration of this Lease shall be of any legal force or effect whatsoever unless in writing, signed by all the parties hereto. Wherever used herein, the singular shall include the plural, and the use of any gender shall be applicable to all genders.

    IN WITNESS WHEREOF, the parties have hereunto set their hands, or caused this Lease to be executed by their authorized agent this ____ day of __________, 19___.

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LESSOR:                                TENANT:

                                       LABOR READY, INC.


By                                     By
   --------------------------------        ------------------------------------
Its                                         Glenn Welstad, President
    -------------------------------

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